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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                  CATUITY INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                  CATUITY INC.

LEVEL 4 BALLARAT HOUSE                         2711 E. JEFFERSON AVE.
68-72 WENTWORTH AVE.                           DETROIT, MICHIGAN 48207 USA
SURRY HILLS NSW 2010 AUSTRALIA

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 13, 2004

     We will hold the Annual Meeting of Shareholders of Catuity, Inc. at the AAP Theatrette, AAP Centre, 259 George Street, Sydney, NSW 2000 Australia on Thursday, May 13, 2004 at 9:30 a.m. Australian Eastern Standard Time (Wednesday May 12, 2004 at 7:30 p.m. Eastern Daylight Time in the United States) for the following purposes:

          1. To elect four members of the board of directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

             The Board of Directors recommend a vote FOR approval of election of the nominees listed under proposals 1 through 4.

          2. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

     We have described the items of business more fully in the Proxy Statement accompanying this Notice. The record date for determining those shareholders who were entitled to notice of, and to vote at, the Annual Meeting and at any adjournment is April 1, 2004. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available for inspection at Catuity's offices.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope. Please refer to the enclosed voting form for instructions. You may revoke your proxy at any time prior to the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ John H. Lowry
                                          JOHN H. LOWRY III
                                          Secretary
Detroit, Michigan
April 5, 2004

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
VOTING RIGHTS AND SOLICITATION..............................     1
  Voting....................................................     1
  Proxies...................................................     1
  Solicitation of Proxies...................................     1
PROPOSALS NO. 1-4 ELECTION OF DIRECTORS.....................     2
  General...................................................     2
  Business Experience of Directors..........................     2
  Director Compensation.....................................     3
  Recommendation of the Board of Directors..................     3
CORPORATE GOVERNANCE........................................     4
  Board Committees and Meetings.............................     4
  Report of Independent Directors...........................     5
  Performance Enhancement...................................     6
  Ethics and Codes of Conduct...............................     6
  Risk Management...........................................     6
  Continuous Disclosure.....................................     6
OWNERSHIP OF SECURITIES.....................................     7
  Compliance with SEC Reporting Requirements................     8
EXECUTIVE COMPENSATION AND RELATED INFORMATION..............     8
  Compensation Committee Report.............................     8
  Compensation Philosophy and Objectives....................     8
  Compensation Components and Process.......................     9
  Compensation Committee Interlocks and Insider
     Participation..........................................    11
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS.....    11
  Independent Public Accountants............................    11
  Audit Fees................................................    12
  Audit Related Fees........................................    12
  Tax Fees..................................................    12
  All Other Fees............................................    12
SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION..............    13
  Executive Compensation....................................    13
  Employment Contracts, Termination of Employment, and
     Change in Control Agreements...........................    15
  Certain Relationships and Related Transactions............    17
STOCK PERFORMANCE GRAPH.....................................    18
SHAREHOLDER PROPOSALS FOR 2005 PROXY STATEMENT..............    18
FORM 10-K...................................................    19
OTHER MATTERS...............................................    19
APPENDIX A..................................................   A-1
APPENDIX B..................................................   B-1

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

     We are furnishing these proxy materials for the solicitation of proxies by the Catuity Inc. Board of Directors for our Annual Meeting of the Shareholders to be held on Thursday, May 13, 2004 at 9:30 a.m. Australian Eastern Standard Time at the AAP Theatrette, AAP Centre, 259 George Street, Sydney, NSW 2000 Australia (Wednesday, May 12, 2004 at 7:30 p.m. United States Eastern Daylight Standard Time) and at any adjournments or postponements. We first mailed these proxy materials on or about April 8, 2004 to all shareholders entitled to vote at the Annual Meeting.

PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are listed in the accompanying Notice of Annual Meeting of Shareholders. We have described each proposal in more detail in this Proxy Statement.

                         VOTING RIGHTS AND SOLICITATION

VOTING

     Our Common Stock is the only type of security entitled to vote at the Annual Meeting. On April 1, 2004, the record date for determination of shareholders entitled to vote at the Annual Meeting, there were 11,663,585 shares of Common Stock outstanding. Each shareholder of record on April 1, 2004 is entitled to one vote for each share of Common Stock held on that date. One third of the outstanding shares of Common Stock entitled to vote must be present or represented at the Annual Meeting in order to have a quorum for the conduct of business generally. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business. In the election of directors, the four candidates receiving the highest number of affirmative votes will be elected. Any other matters to be considered at the Annual Meeting require the approval by affirmative vote of a majority of our outstanding voting shares present or represented and entitled to vote on those matters at the Annual Meeting. Abstentions and broker non-votes can have the effect of preventing approval of a proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the shares present or represented and entitled to vote on the particular matter. The inspector of election appointed for the Annual Meeting will tabulate all votes. The inspector will separately tabulate affirmative and negative votes, abstentions, and broker non-votes.

PROXIES

     Whether or not you are able to attend the Annual Meeting, we urge you to vote your proxy. Catuity's Board of Directors is soliciting your proxy, and the Board will vote your proxy as you direct on your proxy when properly completed. If you sign and return your proxy but do not specify any voting directions, your proxy will be voted FOR the proposals, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. You may revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to Catuity's Secretary at our principal executive office in Detroit, Michigan or our Australian office in Surry Hills NSW before the beginning of the Annual Meeting. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION OF PROXIES

     Catuity will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional solicitation material we furnish to shareholders. We will furnish copies of solicitation material to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to the beneficial owners, and we have retained Proxy Services Inc. to assist us in this endeavor. We anticipate that we will pay US$1,500, plus reasonable out of pocket expenses, for these services. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by our Directors, officers, or employees. We will not pay any additional compensation to these individuals for these services. Except as described above, we do not presently intend to solicit proxies other than by mail or via the Internet.

                               PROPOSALS NO. 1-4

                             ELECTION OF DIRECTORS

GENERAL

     The names of our nominees for director, their positions and offices with Catuity are set forth in the table below. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees listed below unless otherwise instructed. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who your Board may designate to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The four nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors to serve until the next Annual Meeting and until their successors have been elected and qualified. Shareholders may not cumulate votes in the election of directors.

NAME                                        AGE                   POSITION(S)
----                                        ---                   -----------
Duncan P.F. Mount.........................  56    Director and Chairman(1),(2)
Michael V. Howe...........................  55    Director, President and Chief Executive
                                                  Officer
Alexander S. Dawson.......................  60    Director(1),(2)
Alan L. Gilman............................  60    Director(1),(2)

---------------

(1) Member, Audit Committee

(2) Member, Compensation Committee

BUSINESS EXPERIENCE OF DIRECTORS

     Duncan P.F. Mount is currently our non-employee Chairman. He has served as our Chairman since May 2003 and as a non-employee Director of Catuity from December 1999 to May 2003, and as a non-employee Director of Chip Application Technologies Limited, our wholly owned subsidiary, from March 1999 to December 1999. From October 1996 to September 1999, he was the Asian adviser to CEF.TAL Investment Management Limited, a Hong Kong based joint venture between the Canadian Imperial Bank of Commerce, Cheung Kong Holdings Limited and TAL Investment Counsel. He spent 17 years in Hong Kong as the Managing Director of Gartmore Investment Management Limited, from May 1980 to October 1988, and as managing director of CEF Investment Management Limited from May 1988 to October 1996, entities which are fund management and investment companies. From October 1996 to December 1998, he was Managing Director of CEF.TAL Australia Limited. He holds a Bachelor and Master of Arts degree in Economics and Law (Hons) from Cambridge University.

     Michael V. Howe has served as our President and Chief Executive Officer since January 2000. From December 1995 through December 1999, he was the Director of Marketing Communications for United Airlines, responsible for the United Mileage Plus loyalty rewards program and the United partnership program. Prior to joining United Airlines, he served as the Chief Executive Officer of Young and Rubicam Advertising in Detroit, Michigan from October 1990 to November 1995. He has a Bachelor of Business Administration from John Carroll University and a Master of Business Administration from Michigan State University.

     Alexander S. Dawson is currently one of our non-employee Directors. He served as the Chairman of Chip Application Technologies Limited, our wholly owned subsidiary, from November 1992 to December

1999. From April 1987 to January 1991, he was Chief Executive Officer of Arnotts Ltd., Australia's largest biscuit and snack food manufacturing company. From January 1988 to December 1990, he was a member of the Business Council of Australia. He served as Chairman of United Distillers (Australasia) Limited from August 1994 to March 1996. He has a Bachelor of Commerce degree from the University of New South Wales, a Master of Business Administration from Columbia University and is a Fellow of the Institute of Chartered Accountants in Australia.

     Alan L. Gilman is currently one of our non-employee Directors. He joined the Board of Directors, following his retirement from Arthur Andersen LLP, on July 1, 2000 and serves as chairman of the Audit and Compensation Committees of the Board. On February 9, 2004 he became an Executive Vice President at A. L. Damman Company. Previously Mr. Gilman spent over 20 years with Arthur Andersen LLP specializing in the retail industry. From September 1992 to August 1999 he served as the managing partner of Senn-Delaney, a unit of Arthur Andersen specializing in the retail industry. In addition to his role with Senn-Delaney, he held worldwide leadership responsibility for Arthur Andersen's retail industry and consumer products activities. Prior to September 1992, he was an Audit Partner at Arthur Andersen focusing primarily on retail, distribution and advertising. Mr. Gilman holds a bachelor's degree in accounting from Wayne State University and is a Certified Public Accountant.

DIRECTOR COMPENSATION

     During 2003, non-employee directors received a $10,000 annual retainer fee, paid in quarterly payments of $2,500 following each calendar quarter, for serving on the Board. The Chairman also receives a $10,000 per year Chairman fee. In addition, each director receives a $1,000 fee for each meeting attended during the year. A fee of $5,000 per year is paid to the Chairperson of a Committee and a fee of $2,000 per year is paid to Board members who serve as Committee members as part of Director compensation. Under the Director Stock Option Plan, upon the date a person first becomes a member of the Board, the director automatically receives a stock option to acquire 10,000 Catuity shares. In addition, on the last business day of September of every year, each director then in office will receive a stock option to acquire 5,000 Catuity shares. The exercise price per share of any option is the fair market value on the date of grant. The Company believes that its Director Stock Option Plan, as approved by shareholders, is beneficial because it helps to align the independent director's interests with those of its shareholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the election of the nominees listed above.

                              CORPORATE GOVERNANCE

BOARD COMMITTEES AND MEETINGS

     During the year that ended on December 31, 2003, the Board of Directors held eighteen meetings. All of the directors attended or participated in more than 75% of (i) the eighteen meetings of the Board of Directors and (ii) the total number of meetings held by all Committees of the Board on which each such director served.

SUMMARY OF MEETING ATTENDANCE BY BOARD MEMBER

                                                             AUDIT             COMPENSATION
                                    BOARD MEETINGS     COMMITTEE MEETINGS   COMMITTEE MEETINGS
BOARD MEMBER                       ATTENDED/HELD (#)   ATTENDED/HELD (#)    ATTENDED/HELD (#)
------------                       -----------------   ------------------   ------------------
Duncan P.F. Mount................        18/18                4/4                  5/5
  Chairman
Michael V. Howe..................        18/18                N/A                  N/A
  President/CEO
Alexander S. Dawson..............        18/18                3/4                  5/5
  Director
Alan L. Gilman...................        18/18                4/4                  5/5
  Director

     Each of our directors holds office until the next annual meeting of shareholders or until his successor has been duly elected or qualified or until his earlier death, resignation or removal. Executive officers are appointed by, and serve at the discretion of, our Board of Directors.

     The Board has two standing Committees: the Audit Committee and the Compensation Committee.

     The Audit Committee assists the Board in monitoring the integrity of the Company's financial statements, the independent accountant's qualifications and independence, the performance of the independent accountants and compliance by the Company with legal and regulatory requirements. It appoints the independent auditors and is also responsible for oversight of the annual report required by the rules of the Securities and Exchange Commission. The Audit Committee is composed of three individuals, Messrs. Gilman (the Chairman), Mount and Dawson, each of whom is independent as that term is defined in section 10A(m)(3) of the Exchange Act and Nasdaq Marketplace rule 4200(a)(15). The Board of Directors has determined that Mr. Gilman, formerly a partner with Arthur Andersen LLP is an audit committee financial expert as defined in Item 401(h) of Regulation S-K and
Section 407 of the Sarbanes-Oxley Act of 2002. In addition, the Board of Directors has determined that both Mr. Dawson and Mr. Mount have significant experience in reviewing, understanding and evaluating financial statements and are financially literate. The Audit Committee held four meetings during 2003. The members of the Audit Committee have reviewed the Audit Committee Charter and adopted changes in April 2004 to ensure compliance with new corporate governance rules. A copy of the revised Audit Committee charter is attached as Appendix A to this Proxy Statement and is available at www.catuity.com.

     The Compensation Committee is responsible for establishing the compensation levels of the Company's executive officers. Executive officers do not participate in discussions or decisions about their own compensation level or changes in it. In recommending and determining compensation, the committee considers independent studies of comparable remuneration packages. This Committee currently consists of Messrs. Gilman, Mount and Dawson with Mr. Gilman serving as Chairman. The Compensation Committee held 5 meetings during 2003. A copy of the Compensation Committee charter is attached as Appendix B to this Proxy Statement and is available at www.catuity.com.

REPORT OF INDEPENDENT DIRECTORS

     The Board of Directors has determined that Messrs. Mount, Dawson and Gilman are independent as that term is defined in section 10A(m)(3) of the Exchange Act and Nasdaq Marketplace Rule 4200(a)(15). The Board considers Mr. Mount to be independent under the ASX Corporate Governance Council's best practices recommendations despite being a substantial shareholder as defined by section 9 of the Australian Corporations Act of 2001. The Board believes that Mr. Mount's shareholdings do not interfere in the exercise of his unfettered and independent judgment. The independent members of the Board meet in regularly scheduled "executive sessions" at which only independent directors are present.

     The Board elected not to establish a Nomination and Governance Committee at this time due to the small size of the Board of Directors of the Company. The Nomination and Governance functions, which include selecting qualified individuals for approval by shareholders to serve as members of the Board and developing a set of corporate governance principles applicable to the Company, are carried out by the three independent members of the Board as part of their Board responsibilities. In lieu of establishing a Nomination and Governance Committee, the independent directors passed a resolution adopting the following policy in order to meet the nomination and governance requirements of Nasdaq, the SEC, and the ASX:

        The independent directors of the Board shall identify and evaluate qualified candidates for Board membership and recommend them to the full Board as needed. The independent directors shall determine the appropriate size and composition of the Board and its Committees, shall annually review the performance of the Board as a whole, its Committees, individual directors and the CEO, and make recommendations to the full Board for the improvement of such performance. The independent directors shall consider and evaluate all director candidates equally regardless of who recommends them. The independent directors shall utilize the following criteria in evaluating any candidate's capabilities to serve as a member of the Board: attendance, independence, time commitments, conflicts of interest, ability to contribute to the oversight and governance of the Company and experience with businesses of similar size and scope as Catuity. Further, the independent directors shall review the qualifications of candidates considering those of current directors to determine coverage and gaps in experience in related industries and in functional expertise. The independent directors may identify candidates from persons known to them, from shareholder recommendations, and, if deemed appropriate, may engage third party recruiting professionals to identify potential candidates. The Company shall disclose the name of the source that recommended each new nominee and shall disclose if a third party received compensation related to identifying and evaluating candidates.

     To recommend a prospective nominee for consideration as a director, shareholders should submit the candidate's name and qualifications in writing to Catuity's Secretary at the following address: Catuity Inc., Attention:
Secretary, 2711 E. Jefferson Avenue, Detroit, Michigan 48207. Nominee recommendations must be received, in writing, at least 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with the previous year's annual meeting (December 16, 2004 for the 2005 annual shareholder meeting).

     The independent directors considered whether or not to consider candidates for an additional Board seat during 2003 in accordance with the criteria above and determined that adding a prospective additional Board member was not necessary at that time.

     The Board of Directors welcomes communications from all shareholders. Shareholders may address individual Board members or the Board in its entirety by writing to: Catuity Inc. Attention: Board of Directors (or an individual board member's name), c/o Secretary, 2711 E. Jefferson Avenue, Detroit, Michigan 48207 or Catuity Inc. Attention: Board of Directors (or an individual board member's name), c/o Secretary, Level 4 Ballarat House, 68-72 Wentworth Avenue, Surry Hills NSW 2010 Australia. The Secretary of the Company has been instructed by the Board to forward all such communications that are received directly to the appropriate Board member without delay.

     The Company expects that all of its board members will attend its annual meeting of Shareholders on May 13, 2004. All board members attended the last annual shareholders meeting held on May 15, 2003.

This report respectfully submitted by:
Duncan Mount, Chairman
Sandy Dawson
Alan Gilman

Independent members of the Board of Directors

PERFORMANCE ENHANCEMENT

     As a routine practice, Board members are provided with a meeting agenda and briefing materials prior to each meeting. In addition, individual members have access to both the Company Secretary and independent professional advice at the Company's expense. In order to encourage enhanced performance, the Board is in the process of forming a policy and procedure for evaluating the performance, on an annual basis of the Board as a whole, its committees, and each Board member. During 2003, the Board evaluated the performance of the CEO and CFO.

ETHICS AND CODES OF CONDUCT

     To ensure that the highest level of shareholder confidence could be placed on its financial reporting, Catuity adopted a Code of Ethics for senior financial personnel in 2002. The content of this Code was expanded in April 2004 to ensure compliance with new corporate governance rules and requirements. In addition, the Company expanded its business and employee code of conduct, applicable to all directors, officers and employees, in April 2004. The Company has also expanded its Insider Trading Policy, which restricts the circumstances under which all directors, officers and employees may trade in the company's stock or that of its trading partners. The Code of Ethics for Senior Financial Personnel, Business and Employee Code of Conduct and the Company's Insider Trading Policy are available at www.catuity.com.

RISK MANAGEMENT

     Due to the small size of the Company, it does not have a separate internal audit function. The Audit Committee oversees the accounting and reporting processes of the Company and the audits of the Company's financial statements. The annual financial reports are audited, and each of the quarterly financial reports are reviewed, by the Company's independent accountants. The Company's CEO and CFO review, assess, and certify the Company's internal controls on a quarterly basis. In addition, the Company requires each of its senior financial personnel and each of its executives to certify, based on their knowledge, the integrity of the financial reports.

CONTINUOUS DISCLOSURE

     The Company's CEO and CFO are knowledgeable in the continuous and periodic disclosure requirements of the SEC, Nasdaq and the ASX. The Company has adopted the practice that the CEO and CFO are directly involved in preparing all press releases and announcements, including those required to comply with continuous disclosure requirements. In addition, the independent directors have an opportunity to review and approve the content of all Company press releases and announcements before their issuance.

     Advice may be sought from outside, independent securities legal counsel where matters of judgement may be involved. The CEO and CFO are the only personnel in the Company authorized to discuss information with the media, analysts, and investors.

                            OWNERSHIP OF SECURITIES

     The following tables provide certain information regarding beneficial ownership of our capital stock as of March 31, 2004 by:

     - each person who is known by us to beneficially own more than five percent of our common stock;

     - our Chief Executive Officer and the four most highly compensated executive officers that earned more than US$100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2003. Plus one individual who would have been included in this table but for the fact that he was not an executive officer on the last day of our fiscal year;

     - each of our Directors; and

     - all of our Directors and executive officers as a group.

                                                                AMOUNT AND NATURE OF
                                                                    COMMON STOCK          PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                             BENEFICIALLY OWNED        OWNED
------------------------------------                         --------------------------   -------
Acorn Capital Limited......................................  1,747,717   Direct
Level 12, 90 Collins Street                                     62,222   Vested Options
Melbourne Vic 3000 Australia                                 ---------                     15.4
                                                             1,809,939

Hunter Hall Investment Management Limited..................    799,236   Direct
GPO Box 4270                                                    89,000   Vested Options
Sydney, NSW 2001 Australia                                   ---------                      7.6
                                                               888,236

Duncan P.F. Mount..........................................    700,000   Direct
Lot 8, 54 Lane Cove Road                                        55,000   Vested Options
Ingleside, NSW 2101 Australia                                ---------                      6.4
                                                               755,000

David Mac Smith............................................    231,417   Direct
3/37 Dover Rd.                                                 150,000   Vested Options
Rose Bay, NSW 2029 Australia                                 ---------                      3.2
                                                               381,417

Michael V. Howe............................................     28,287   Direct
62 Hampton Road                                                319,000   Vested Options
Grosse Pointe Shores, MI 48230                               ---------                      2.9
                                                               347,287

Alexander S. Dawson........................................    225,000   Direct
38 Macleay Street                                               25,000   Vested Options
Potts Point, NSW 2011 Australia                              ---------                      2.1
                                                               250,000

John H. Lowry III..........................................      6,332   Direct
21972 Heatheridge                                              125,000   Vested Options
Northville, MI 48167                                         ---------                      1.1
                                                               131,332

Anthony B. Garton..........................................     17,116   Direct
1605 N Edgewood Street                                          20,000   Vested Options
Arlington, VA 22201-3907                                     ---------                      *
                                                                37,116

Alan L. Gilman.............................................      4,000   Direct
4720 Morris Lake Circle                                         25,000   Vested Options
West Bloomfield, MI 48323                                    ---------                      *
                                                                29,000

Douglas G. Kilgour.........................................      5,392   Direct
93 Glencarin Ave.                                                6,250   Vested Options
Toronto, ON M4R 1M7 Canada                                   ---------                      *
                                                                11,642

All directors and executive officers as a group............    986,127   Direct
  (7 persons)                                                  575,250   Vested Options
                                                             ---------                     12.8%
                                                             1,561,377

---------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or other rights to purchase which are currently exercisable or are exercisable within 60 days after March 31, 2004 are deemed vested and outstanding for purposes of computing the percentage ownership of any other person. Except as indicated by footnotes and subject to community property laws, where applicable, the persons named above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Share data does not include any Shares the beneficial ownership of which has been disclaimed pursuant to SEC Rules.

(2) Percentage of Beneficial Ownership is calculated on the basis of the amount of outstanding securities plus those securities of the named person deemed to be outstanding under Rule 13d-3 (promulgated under the Securities and Exchange Act of 1934, as amended) by virtue of such securities being subject to rights to acquire beneficial ownership within 60 days after March 31, 2004. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

     Catuity, Inc. is not subject to Chapter 6 of the Australian Corporations Act 2001 dealing with the acquisition of shares (including substantial shareholdings and takeovers).

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act, as amended, requires the Company's directors, executive officers and beneficial owners of greater than 10% of a registered class of the Company's equity securities (the "Reporting Persons") to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission. Officers, directors, and greater than 10% shareholders are required by Security Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports and certain representations that may have been furnished to the Company during or with respect to the Company's fiscal year ended December 31, 2003, the Company believes that, during such fiscal year, with one exception, all applicable
Section 16(a) filing requirements were met by the Reporting Persons. The Company believes that Acorn Capital Limited, an Australian institutional investor, did not file one required report. The following Reporting Persons were late in filing one report; John H. Lowry, Jonathan R.E. Adams, Anthony B. Garton and Douglas G. Kilgour.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

     The Compensation Committee (the "Committee") of the Board of Directors was established in early 2001. This report describes the compensation-related activities of the Committee and the Board as a whole taken during 2003. The Committee sets the compensation of the Chief Executive Officer, reviews the design, administration and effectiveness of compensation programs for other key executives, and approves stock option grants for all executive officers. The Committee is composed of only, and at least two, independent directors. In April 2004 the Committee adopted a Compensation Committee Charter in order to comply with the new corporate governance requirements for Compensation Committees. The Compensation Committee Charter is attached as Appendix B to this Proxy Statement.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     The Company operates in the extremely competitive and rapidly changing high technology industry. The Committee believes that the compensation programs for the executive officers should be designed to attract, motivate and retain talented executives responsible for the success of the Company, should be determined within a competitive framework and be based on individual contribution, customer satisfaction and financial performance relative to that of the technology industry. Within this philosophy, the Committee's objectives are to:

     - Offer a total compensation program that takes into consideration the compensation practices of companies in the markets that the Company competes for executive talent.

     - Provide annual variable incentive awards that take into account the Company's overall financial performance in terms of designated corporate objectives.

     - Align the financial interests of executive officers with those of shareholders by providing equity-based, long-term incentives.

COMPENSATION COMPONENTS AND PROCESS

     The three major components of the Company's executive officer compensation are: (i) base salary, (ii) variable incentive awards, and (iii) long-term, equity-based incentive awards.

     Base Salary. The base salary of each executive officer is determined at levels considered appropriate, given available information for comparable positions at other companies. The Company's objective is to provide base salary levels that are competitive with salaries offered at other companies in the markets where the Company competes for talent.

     Variable Incentive Awards. The Company has adopted an incentive award program to provide a portion of the annual compensation of each executive officer in variable incentive awards. Performance based bonuses may be awarded, at the discretion of the Board, to an executive officer when his/her performance, as measured against specific objectives, is meritorious.

     Long-Term, Equity-Based Incentive Awards. The goal of the Company's long-term, equity-based incentive awards is to align the interests of the executive officers with shareholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business through the award of options. The Committee determines the size of long-term, equity based incentives according to each executive's position within the Company and sets a level it considers appropriate to create a meaningful opportunity for stock ownership. In addition, the Committee takes into consideration an individual's recent performance, his or her potential for future responsibility and promotion, and the number of vested options held by each individual at the time of the new grant. The relevant weight given to each of these factors varies among individuals at the Committee's discretion.

     In January 2000, Mr. Howe received options to purchase up to 315,000 shares of common stock, at an exercise price of US$9.50, which vested 75,000 on commencement of employment and 12,000 at the end of each calendar quarter through the quarter ending December 31, 2004 contingent upon his continued employment at the quarter end. Effective January 1, 2003, Mr. Howe surrendered the 96,000 then-unvested options he held under the grant of options included in his original contract. These options were replaced with 100,000 options that expire December 31, 2005, at an option exercise price of US$2.64 (AU$4.70) (20% above the closing price of our shares on Nasdaq on January 2, 2003). These options vested immediately. The Compensation Committee believed that Mr. Howe's options, at their original exercise price, failed to provide Mr. Howe with the incentive originally intended and failed to properly align his interests in achieving increases in share price with those of the Company's shareholders. As a result, the Committee elected to re-place the unvested options Mr. Howe held with 100,000 options at a price 20% above the existing share price on the date of re-pricing.

     Mr. Lowry received options to purchase up to 150,000 shares of common stock, at an exercise price of US$7.68, which vested 50,000 on commencement of employment and 5,000 at the end of each calendar quarter through the quarter ending June 30, 2005 contingent upon his continued employment at the quarter end. Effective January 1, 2003, Mr. Lowry surrendered the 50,000 then-unvested options he held under the grant of options included in his original contract. These options were replaced with 25,000 options that expire December 31, 2005, at an option exercise price of US$3.84 (50% of the exercise price of the surrendered options). These options vested immediately. The Compensation Committee believed that Mr. Lowry's options, at their original exercise price, failed to provide Mr. Lowry with the incentive originally intended and failed to properly align his interests in achieving increases in share price with those of the Company's shareholders. As a result, the Committee elected to offer Mr. Lowry the opportunity to surrender his 50,000 unvested options as of January 1, 2003 and replace them with 25,000 options (50% of the original number of options) at 50% of the original exercise price (a premium of 129% above the then current market price). Mr. Lowry elected to accept the Committee's offer.

     CEO Compensation. The Board established Mr. Howe's annual base salary and incentive compensation in December 1999. For the three calendar years 2000 through 2002 Mr. Howe received no increases in compensation, during which time the Committee was able to assess his performance from the perspective of the type of company, management team, and customer relationships he was establishing for the long-term success of Catuity. Effective January 1, 2003, and following shareholder approval, Mr. Howe's employment agreement was extended and amended. In determining the changes in Mr. Howe's compensation and his amended employment agreement, the Committee considered Mr. Howe's performance in the three years he has been the President and CEO of the Company, the Company's financial performance in very difficult market conditions relative to the performance of other U.S. technology companies over the same period, customer relationships established during the three years and their potential for future revenue to the Company, Mr. Howe's stature within the payment and loyalty industries in which the Company competes, and information available regarding the compensation levels of other Presidents and CEOs with similar responsibilities as Mr. Howe's. Due to the significant declines in the U.S. stock markets throughout the three year period, and particularly in the technology sector, the Committee determined that the options awarded to Mr. Howe in January 2000 no longer aligned Mr. Howe's interests to those of the shareholders in the manner the options originally were intended. Finally, the Committee decided to add the contractual bonus Mr. Howe was entitled to under the terms of his employment agreement into his base salary and establish a performance-based bonus tied to reaching certain revenue goals into his compensation arrangement. The performance-based bonus that was added to Mr. Howe's employment agreement is described under the Employment Contracts section of this Proxy Statement. No performance-based bonus was paid for 2003.

     Mr. Howe does not participate in the discussions or determination of his own compensation.

     Effective September 1, 2002 Mr. Howe began voluntarily deferring 10% of his after-tax cash compensation until shareholder approval was received to allow him to purchase Catuity stock at the fair market price on the last trading day of each calendar month through an Executive Director Stock Purchase Plan ("Plan"). In the event the shareholders did not approve the plan, Mr. Howe agreed to forego the deferred compensation. In March 2003, at a special meeting of the shareholders, the shareholders approved the Plan. Pursuant to the Provisions in the plan, on March 31, 2003, Mr. Howe purchased shares at the fair market price on March 31, 2003 with the compensation deferred from September 1, 2002 through March 31, 2003. Hereafter, for as long as the Plan remains in effect and Mr. Howe participates in the Plan, he will purchase, at the fair market value on the last trading day of each calendar month, the maximum number of shares possible with the compensation deferred in the month.

Submitted by the Compensation Committee
Alan L. Gilman -- Chairman
Alexander S. Dawson
Duncan P.F. Mount

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors for the 2003 fiscal year are:

                           Alan L. Gilman -- Chairman
                               Duncan P.F. Mount
                              Alexander S. Dawson

     All of the Compensation Committee members are independent as that term is defined in section 10A(m)(3) of the Exchange Act and Nasdaq Marketplace Rule 4200(a)(15).

     No executive officer of Catuity has served on the Board of Directors or compensation committee of any other entity that has, or has had, one or more executive officers serving as a member of the Board of Directors of Catuity.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee of the Board of Directors consists of three directors, all of whom are independent. The Audit Committee has reviewed the written charter under which it has been operating and which was adopted by the Board of Directors in 2003 and adopted changes in April 2004, to ensure compliance with new corporate governance requirements and best practice recommendations. The charter is attached as Appendix A to this proxy.

     The Audit Committee of the Board of Directors serves as the representative of the Board for general oversight of Catuity's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Catuity's management has primary responsibility for preparing Catuity's financial statements and Catuity's financial reporting process. Catuity's independent accountants, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of Catuity's audited financial statements to generally accepted accounting principles.

     In this context, the Audit Committee hereby reports as follows:

     - The Audit Committee has reviewed and discussed the audited financial statements with Catuity's management.

     - The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

     - The Audit Committee has received the written disclosures and the independence letter from Ernst & Young LLP required by Independence Standards Board Standards No. 1 Independence Discussions with Audit Committees and has discussed independence with Ernst & Young LLP.

     - Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in Catuity's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The undersigned members of the Audit Committee have submitted this Report to the Board of Directors:

                            Alan L. Gilman, Chairman
                              Alexander S. Dawson
                               Duncan P.F. Mount

INDEPENDENT PUBLIC ACCOUNTANTS

     The independent public accounting firm of Ernst & Young LLP audited the Company's consolidated financial statements for fiscal 2003 and has been similarly engaged in 2004. Representatives from Ernst & Young LLP are expected to be present, via telephone, at the Annual Meeting of Shareholders and will be given an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

AUDIT FEES

     The aggregate fees billed by Ernst & Young LLP for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2003 and 2002, and the review of the consolidated financial statements included in the Company's Forms 10-Q for fiscal 2003 and 2002 were $97,000 and $87,000, respectively. Audit fees are presented on an accrual basis. All other fees are presented for services provided during the period January 1 to December 31 for the respective year.

AUDIT RELATED FEES

     There were no fees billed to the Company for audit related services rendered by Ernst & Young LLP for the fiscal year ended December 31, 2003.

     For the fiscal year ended December 31, 2002, the aggregate fees billed by Ernst & Young LLP were $29,000 and related to an S-8 filing and complex accounting transaction advice.

TAX FEES

     The aggregate fees billed to the Company for the preparation of the Company's tax returns for the fiscal year ended December 31, 2003 and 2002, were $41,500 and $48,000, respectively.

ALL OTHER FEES

     There were no fees billed to the Company for any other services rendered by Ernst & Young LLP for the fiscal year ended December 31, 2003 and 2002.

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

EXECUTIVE COMPENSATION

     The following tables provide certain summary information concerning compensation and stock options for our Chief Executive Officer and the four most highly compensated named executive officers that earned more than $100,000 (salary and bonus) for all services rendered in all capacities to Catuity during the year ended December 31, 2003.

SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                           COMPENSATION
                                                        ANNUAL COMPENSATION                ------------
                                            --------------------------------------------    SECURITIES
                                                                        OTHER ANNUAL        UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR   SALARY ($)   BONUS ($)   COMPENSATION ($)(2)   OPTIONS (#)    COMPENSATION ($)
---------------------------          ----   ----------   ---------   -------------------   ------------   ----------------
Michael V. Howe(3).................  2003    308,000           0                0            100,000
President and CEO                    2002    232,000      60,000                0                  0
                                     2001    240,000      60,000                0                  0
David L. MacSmith(1)(2)(3)(4)......  2003    223,601           0            4,646                  0          300,744(5)
Former Chairman                      2002    233,305           0            5,163                  0                0
                                     2001    201,761           0            4,461            100,000                0
John H. Lowry III(3)...............  2003    160,000      30,000                0             25,000
Vice President -- Finance            2002    150,000      20,000                0                  0
& Administration                     2001    150,000      10,000                0                  0
Anthony B. Garton(1)(2)(3).........  2003    170,000      12,100            7,048             10,000
Vice President -- Product            2002    124,250       3,039            5,163                  0
Development & Implementation         2001     85,527           0            4,461             20,000
Douglas G. Kilgour(3)..............  2003    135,000           0                0              6,000
Vice President -- Sales &            2002    112,000           0                0             10,000
Marketing                            2001          0           0                0                  0

     The above named executives are the only employees considered to be officers of the Company.
---------------

(1) Salary amounts have been translated from Australian dollars at the average exchange rate for each year. The exchange rates were .655, .544 and .5182 for the years 2003, 2002 and 2001 respectively.

(2) Includes Australian Superannuation Guarantee Contribution, a compulsory payment that funds retirement benefits.

(3) A portion of the executive officers' 2003 and 2002 salary was used to purchase the Company's stock under an executive stock purchase plan. The shares were purchased at market price, therefore, no additional compensation resulted.

(4) David L. MacSmith, our former Executive Chairman, was provided with an interest-free non-recourse loan to purchase shares in our wholly-owned subsidiary, Chip Application Technologies Pty Limited under his executive services contract that was approved by shareholders in 1997. Mr. MacSmith is only required to make repayments on this loan from the proceeds of either dividends or the sale of the underlying loan shares. Mr. MacSmith's employment with the Company terminated on August 31, 2003.

(5) Represents amounts both paid and accrued related to Mr. David L. MacSmith's severance pay pursuant to his June 2001 employment agreement.

             OPTION GRANTS IN LAST FISCAL YEAR (INDIVIDUAL GRANTS)

                                NUMBER OF      PERCENT OF TOTAL
                               SECURITIES      OPTIONS GRANTED                                   GRANT DATE
                               UNDERLYING      TO EMPLOYEES IN    EXERCISE PRICE   EXPIRATION     PRESENT
NAME AND PRINCIPAL POSITION  OPTIONS GRANTED     FISCAL YEAR        ($/SHARE)         DATE      VALUE ($)(1)
---------------------------  ---------------   ----------------   --------------   ----------   ------------
Michael V. Howe...........       100,000            41.09%             $2.64       12/31/2005       1.01
President and CEO
David L. MacSmith.........            --                --                --               --         --
Former Chairman
John H. Lowry III.........        25,000            10.27%             $3.84       12/31/2005       0.55
Vice President -- Finance
and Administration
Anthony B. Garton.........        10,000             4.11%           AU$2.37       06/30/2006       0.70
Vice President -- Product
Development and
Implementation
Douglas G. Kilgour........         6,000             2.47%             $1.54       06/30/2006       0.72
Vice President -- Sales and
Marketing

  AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                                                           VALUE OF UNEXERCISED
                                                               NUMBER OF UNEXERCISED      IN-THE-MONEY OPTIONS AT
                             SHARES ACQUIRED      VALUE          OPTIONS AT FY-END               FY-END(2)
NAME AND PRINCIPAL POSITION    ON EXERCISE     REALIZED(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
---------------------------  ---------------   -----------   -------------------------   -------------------------
Michael V. Howe...........         -0-             -0-                 319,000/0                   $0/$0
President and CEO
David L. MacSmith.........         -0-             -0-                 150,000/0                   $0/$0
Former Chairman
John H. Lowry III.........         -0-             -0-                 125,000/0                   $0/$0
Vice President
Finance & Administration
Anthony B. Garton.........         -0-             -0-             20,000/10,000                   $0/$0
Vice President Product
Development &
Implementation
Douglas G. Kilgour........         -0-             -0-              5,000/11,000                   $0/$0
Vice President Sales &
Marketing

---------------

(1) Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for such shares.

(2) Based on the closing price per share of common stock on the Nasdaq small cap market on the last day of 2003, less the option exercise price payable per share.

                           TEN-YEAR OPTION REPRICINGS

                                                                                                           LENGTH OF
                                           SECURITIES     MARKET PRICE                                      ORIGINAL
                                           UNDERLYING     OF STOCK AT     EXERCISE PRICE       NEW        OPTION TERM
                                            OPTIONS         TIME OF         AT TIME OF       EXERCISE      REMAINING
NAME AND PRINCIPAL POSITION     DATE      REPRICED (#)   REPRICINGS ($)   REPRICING ($)    PRICE ($)(1)   AT REPRICING
---------------------------  ----------   ------------   --------------   --------------   ------------   ------------
Michael V. Howe..........    01/02/2003     100,000          $2.20            $9.50           $2.64           6 yrs
President and CEO
John H. Lowry III........    12/22/2003      25,000          $1.65            $7.68           $3.84           5 yrs
Vice President -- Finance
and Administration

---------------

(1) An explanation of the changes to Mr. Howe's and Mr. Lowry's option grants may be found under the section, Compensation Components and Process -- Long-Term Equity-Based Incentive Awards of this proxy statement.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL
AGREEMENTS

     Michael V. Howe. We entered into a five-year employment agreement with our President and Chief Executive Officer, Michael Howe, dated December 5, 1999, as amended effective January 1, 2003. Under the agreement, Mr. Howe is entitled to receive a base salary of US$300,000. Mr. Howe is also entitled to receive a performance-based, target cash bonus. The Compensation Committee may amend salary and bonus amounts in Mr. Howe's Employment Agreement pursuant to an annual review. We will pay Mr. Howe a performance bonus on Catuity achieving certain Compensation Committee established goals for Net Revenue (NR) as defined in the Agreement and Net Income Before Extraordinary Items and Non-Cash Stock Compensation Expense (NI). The basis for the bonus is described below:

     - If NR is below the established goal and NI is less than 90% of the goal, no bonus is earned.

     - If NR is at least equal to the established goal and NI is between 90% and 99.9% of the goal, 50% of the targeted bonus is earned.

     - If NR and NI are between 100% and 110% of the established goal, 100% of the targeted bonus is earned.

     - If NR and NI are between 110.1% and 120% of the established, 125% of the targeted bonus is earned.

     - If NR and NI are greater than 120% of the established goal, 150% of the targeted bonus is earned.

     In January 2000, Mr. Howe received options to purchase up to 315,000 shares of common stock, at an exercise price of US$9.50, which vested 75,000 on commencement of employment and 12,000 at the end of each calendar quarter through the quarter ending December 31, 2004 contingent upon his continued employment at the quarter end. Effective January 1, 2003, Mr. Howe surrendered the 96,000 then-unvested options he held under the grant of options included in his original contract. These options were replaced with 100,000 options that expire December 31, 2005, at an option exercise price of US$2.64 (AU$4.70) (this price was 20% above the closing price of our shares on Nasdaq on January 2,
2003). These options vested immediately. If the Company terminates Mr. Howe without cause during the term of the amended agreement, or if the agreement is not renewed at the end of its term, all vested options he holds as of the termination date will expire on December 31, 2008. If his employment terminates due to death or incapacity due to disability during the term of this amended agreement, his vested options will expire one (1) year from the date of termination. Any unvested options held as of the date of termination expire immediately without regard to the reason for termination.

     If we terminate the agreement without cause, Mr. Howe is entitled to one year's written notice. We have the right to pay one year's base salary to effect immediate termination. Mr. Howe may voluntarily terminate the agreement at any time provided we are given 6 months' advance written notice.

     David L. Mac. Smith. We entered into a two-year employment agreement with our Chairman, David L. Mac. Smith, effective June 1, 2001. Under the agreement, Mr. Mac. Smith received a base salary of AU$410,000 from June 1, 2001 to May 1, 2002 and a 10% increase on May 1, 2002. Mr. Mac. Smith was also entitled to payment by us of certain required Australian withholding amounts. Under the June 2001 agreement, Mr. Mac. Smith received 100,000 options at an exercise price of AU$7.75. The options vested at a rate of 26,000 shares on June 1, 2001 and 26,000 on June 1, 2002. The remaining 48,000 options vested at the rate of 2,000 shares per month beginning July 1, 2001. Mr. Mac. Smith had the right to terminate the agreement by giving six months' notice in writing. Under the Agreement, if a person or party gave notice of its intention to acquire, or acquired, more than 30% of the issued capital of the Company or any parent of the Company, all unvested shares and options would have vested and Mr. Mac. Smith had the right to terminate the agreement at any time within a period of six months following such event by giving three months' notice. The Company had the right to terminate the agreement for cause, if Mr. Mac. Smith became unable to perform his duties, or agreement had not been reached prior to June 1, 2003 on continued employment after the term. The Agreement provided that if we terminate the agreement, Mr. Mac. Smith must resign as a Director.

     Under a previous employment contract, entered into on May 1, 1995, Mr. Mac. Smith was entitled to the equivalent of 10% of any shares issued until the time we became listed on the Australian Stock Exchange. A loan from us was made available to acquire these shares. At December 31, 2003, the fair value of this non-interest bearing loan to Mr. Mac. Smith, at the year ending foreign currency exchange rate, amounted to approximately US$470,000. Our recourse for repayment of the loan is limited to dividends and share sale proceeds. Mr. Mac. Smith may transfer shares subject to the loan to members of his family or entities controlled by one or more members of his family ("Related Party") without any obligation to repay the loan. In the event of a transfer, however, the Related Party receiving the shares must comply with all terms of the loan agreement. The sale, transfer, or disposal of any shares by Mr. Mac. Smith or Related Party to any other person will trigger repayment of the loan applicable to such shares.

     In May 2003, the Board and Mr. Mac. Smith agreed not to renew his employment agreement when it expired on June 1, 2003 and Mr. Mac. Smith resigned as Chairman and as a director. Under the terms of his June 2001 Agreement, Mr. Mac. Smith was entitled to remain as an employee of the Company until August 31, 2003 and to receive one year of compensation in severance payments.

     John H. Lowry III. We entered into a five-year employment agreement with our Chief Financial Officer, John Lowry, dated April 18, 2000, as amended effective January 1, 2003. Under the agreement, Mr. Lowry is entitled to receive a base salary of US$160,000, which is subject to annual review for possible increase by the President and CEO, subject to Compensation Committee approval. We will pay Mr. Lowry a performance bonus on Catuity achieving certain Compensation Committee established goals for Net Revenue (NR) as defined in the Agreement and Net Income Before Extraordinary Items and Non-Cash Stock Compensation Expense (NI). The basis for the bonus is described below:

     - If NR is below the established goal and NI is less than 90% of the goal, no bonus is earned.

     - If NR is at least equal to the established goal and NI is between 90% and 99.9% of the goal, 50% of the targeted bonus is earned.

     - If NR and NI are between 100% and 110% of the established goal, 100% of the targeted bonus is earned.

     - If NR and NI are between 110.1% and 120% of the established, 125% of the targeted bonus is earned.

     - If NR and NI are greater than 120% of the established goal, 150% of the targeted bonus is earned.

     Mr. Lowry received options to purchase up to 150,000 shares of common stock, at an exercise price of US$7.68, which vested 50,000 on commencement of employment and 5,000 at the end of each calendar quarter through the quarter ending June 30, 2005 contingent upon his continued employment at the quarter end. Effective January 1, 2003, Mr. Lowry surrendered the 50,000 then-unvested options he held under the grant of options included in his original contract. These options were replaced with 25,000 options that expire December 31, 2005, at an option exercise price of US$3.84 (50% of the exercise price of the surrendered options). These options vested immediately. In the event Mr. Lowry voluntarily resigns, retires, or his employment with Catuity is terminated by the Company all vested options he holds as of the termination date will expire six months following the date of termination. If his employment terminates due to death or incapacity due to disability during the term of this amended agreement, his vested options will expire one (1) year from the date of termination. Any unvested options held as of the date of termination expire immediately without regard to the reason for termination.

     If we terminate the agreement without cause, Mr. Lowry is entitled to nine months' written notice. We have the right to pay nine months' salary to effect immediate termination. Mr. Lowry may voluntarily terminate the agreement at any time provided we are given 4 months' advance written notice.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In March 2003, our shareholders approved the participation of Mr. Duncan Mount, a non-executive director of Catuity, in a private placement concluded in November 2002 to three Australian investors. Mr. Mount purchased 90,000 shares at a price of AU$3.75 per share (US$2.11), for aggregate proceeds of AU$337,500 (US$189,900 based on the foreign exchange rate in effect on the date of the transaction). These shares -- like the shares sold to the other unrelated investors -- were sold without registration under US securities laws pursuant to an exemption from such registration. As a result, Mr. Mount will not be able to publicly resell these shares for at least one year absent a registration or other available exemption from registration. As did the two unrelated investors, Mr. Mount also received one warrant for each three shares purchased (30,000 warrants in Mr. Mount's case) exercisable at AU$4.20 (US$2.37) until November 1, 2004 and a 3% placement fee.

     In July 2003, the Company concluded a private placement in Australia of 3,000,000 shares of the Company's common stock to seven accredited investors at a price of $2.00 AUD per share ($1.30 USD based on the foreign exchange rate in effect on the date of the transaction). The price represented an 11% discount to the shares' fair market value on the Australian Stock Exchange (ASX) on the transaction date. The Company issued the shares in two tranches -- the first on July 25, 2003 for 625,000 shares (the maximum permitted under ASX listing rules prior to receiving shareholder approval) and the second for 2,375,000 shares on September 22, 2003 following shareholder approval at a special meeting of shareholders on September 19, 2003. The Company paid a placement fee of 3% of the purchase price to the Placement Agent for both tranches. The first tranche of shares included 362,500 shares sold to Acorn Capital Limited, a beneficial owner of over 5% of Catuity's stock. The second tranche of shares included 196,000 shares sold to Mr. Duncan P.F. Mount, Chairman of the Company and 637,500 shares sold to Acorn Capital Limited. The proceeds from all of the placement shares were added to the Company's general working funds to be used for general operating purposes. The shares were sold without registration under US securities laws pursuant to an exemption from such registration.

                            STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's stock price as an index assuming US$100 invested on May 24, 2000 (the date on which Catuity's shares became registered under Section 12 of the Exchange Act), along with the composite prices of companies listed on Nasdaq and Catuity's SIC Code Index.

   COMPARISON OF CUMULATIVE TOTAL RETURN -- MAY 24, 2000 TO DECEMBER 31, 2003 [PERFORMANCE GRAPH]

                                                      CATUITY INC.               SIC CODE INDEX            NASDAQ MARKET INDEX
                                                      ------------               --------------            -------------------
5/24/2000                                                100.00                      100.00                      100.00
12/31/2000                                               105.76                       66.66                       72.57
12/31/2001                                                17.82                       36.05                       57.85
12/31/2002                                                17.64                       23.47                       40.35
12/31/2003                                                16.11                       36.96                       60.67

-------------------------------------------------------------------------------------------------------
          COMPANY/INDEX           5/24/2000    12/31/2000    12/31/2001    12/31/2002    12/31/2003
-------------------------------------------------------------------------------------------------------
    Catuity Inc.                   100.00        105.76        17.82         17.64         16.11
-------------------------------------------------------------------------------------------------------
    SIC Code Index                 100.00         66.66        36.05         23.47         36.96
-------------------------------------------------------------------------------------------------------
    NASDAQ Market Index            100.00         72.57        57.85         40.35         60.67
-------------------------------------------------------------------------------------------------------

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

SHAREHOLDER PROPOSALS FOR 2005 PROXY STATEMENT

     Shareholder proposals that are intended to be presented at the Company's Annual Meeting of Shareholders to be held in 2005 must be received by the Company no later than December 16, 2004 in order to be included in the proxy statement and related proxy materials. The Company's Bylaws do not place any particular time limits or procedural requirements on a shareholder who does not seek inclusion of the proposal in the proxy material and submits a proposal outside of the process described in Rule 14a-8 of the Securities Exchange Act of 1934, as amended. Please send any such proposals to Catuity Inc., 2711 E. Jefferson Ave, Detroit, Michigan 48207, Attn: Investor Relations.

     In addition, the proxy solicited by the Board of Directors for the 2005 Annual Meeting of Shareholders will confer discretionary authority to vote on any Shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than February 22, 2005.

                                   FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO CATUITY INC., 2711 E. JEFFERSON AVE, DETROIT, MICHIGAN 48207, ATTN: INVESTOR RELATIONS.

                                 OTHER MATTERS

     The Board knows of no other matters to be presented for Shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ John H. Lowry
                                          JOHN H. LOWRY III
                                          Secretary

Dated: April 5, 2004

                                   APPENDIX A

        CATUITY INC. AUDIT COMMITTEE CHARTER (AS REVISED MARCH 11, 2004)

I.  DESCRIPTION AND PURPOSE

     The Audit Committee (the "Committee") is a standing committee of the Board of Directors (the "Board") of Catuity Inc. (the "Company") whose purpose is, in accordance with sec. 2(a)(3) of the Sarbanes-Oxley Act of 2002 (the "Act"), to oversee the accounting and reporting processes of the Company and audits of the Company's financial statements. The Committee shall act independently as authorized and assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the Board and others, the internal control structure, the audit process, and the adherence to applicable laws and regulations. Considering the size and complexity of the Company, the Committee shall apply reasonable materiality standards to all of its activities.

II. COMPOSITION, EXPERTISE, AND INDEPENDENCE REQUIREMENTS OF AUDIT COMMITTEE MEMBERS

  A.  NUMBER OF MEMBERS

     The Committee shall consist of at least three members, comprised solely of Independent Directors, as that term is defined below.

  B.  QUALIFICATIONS

     1. Financial Literacy. Each member of the Committee must be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or must become able to do so within a reasonable period of time after his or her appointment to the Committee.

     2. Financial Expertise. At least one member of the Committee must be an "Audit Committee Financial Expert ("ACFE"), as defined by the SEC and determined by the Board. An ACFE must possess all of the following attributes (the "Attributes"):

          a. an understanding of GAAP and financial statements;

          b. the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves;

          c. experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

          d. an understanding of internal controls and procedures for financial reporting; and

          e. an understanding of audit committee functions generally.

     The ACFE must have acquired the Attributes through any one or more of the following:

          a. education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

          b. experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

          c. experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or valuation of financial statements; or

          d. other relevant experience.

     3. Independence. As used in this Charter, "Independent Director" means a member of the Board other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

          a. a director who is employed by the Company or by any parent or subsidiary of the Company within the past three years;

          b. a director who accepted directly or indirectly (including acceptance by any person who is a relative by blood, marriage or adoption or who has the same residence as the director ("Family Member") or acceptance by entities related to the director) any consulting, advisory, or other compensatory fee from the Company or any of its affiliates during the previous fiscal year, other than compensation for service on the Board or a committee of the Board;

          c. a director who is a Family Member of an individual who is, or within the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer;

          d. a director who is a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed five percent (5%) of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in the current fiscal year or any of the past three fiscal years;

          e. a director of the Company who is employed as an executive officer of another entity where any of the executive officers of the Company serve on the compensation committee of such other entity, or if such relationship existed within the past three years;

          f. a director who was a partner or employee of the Company's outside auditor, and worked on the Company's audit, within the past three years;

          g. a director who is an "affiliated person" of the Company or any of its subsidiaries, where "affiliated person" means a person or entity (in the case of the affiliated entity, "affiliated persons" include its directors, executive officers, partners, members, principals, or designees) who directly or indirectly controls or is controlled by or is under common control with the Company, unless such person (i) is not the beneficial owner of more than 10% of any class of equity securities of the Company and
     (ii) is not an executive officer of the Company.

     4. Limited Exception to Independent Director Requirement. Notwithstanding the foregoing independence requirements, one director who (i) is not independent as defined in Nasdaq Rule 4200, but (ii) meets the criteria set forth in Section 301 of the Act and associated SEC rulemaking and (iii) is not a current officer or employee or a Family Member of an employee, may be appointed to the Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by that director is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the Committee.

III.  MEETINGS

  A.  FREQUENCY

     The Committee shall meet as frequently as circumstances require, but in any event on a quarterly basis. The Committee may ask members of management or others to attend meetings and may provide pertinent information to them as the Committee deems necessary.

  B.  EXECUTIVE SESSIONS WITH KEY PERSONNEL AND AGENTS

     The Committee should meet privately in executive session at least annually with management, the independent auditor, and as a committee to discuss any matters that the Committee or any of those groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditor quarterly to review the Company's financial statements and significant findings based upon the independent auditor's limited review procedures.

  C.  KEEPING MINUTES

     Minutes shall be taken for each Committee meeting which shall then be approved at the next meeting of the Committee.

IV.  AUTHORITY

     The Committee's authority is as follows:

  A.  AUTHORITY TO HIRE, TERMINATE AND COMPENSATE EXTERNAL AUDITOR/SETTLE
      DISPUTES

     The Committee is authorized to appoint, determine the compensation of, retain and oversee of the work of any registered public accounting firm engaged (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee.

  B.  AUTHORITY TO RETAIN INDEPENDENT ADVISORS

     The Committee is authorized to hire at the Company's expense its own independent counsel and other advisors, which may include special legal, accounting, or other consultants or experts, as it determines necessary to carry out the Committee's duties.

  C.  AUTHORITY TO CONDUCT INDEPENDENT INVESTIGATIONS

     The Committee is authorized to conduct any investigation appropriate to fulfilling its responsibilities and duties.

  D.  AUTHORITY TO DIRECTLY ACCESS CORPORATE EMPLOYEES AND INFORMATION

     The Committee is authorized to fully and directly access the independent auditor, anyone in the Company, and any and all information and records of the Company.

V.  RESPONSIBILITIES AND DUTIES

     The Committee's primary responsibilities and duties are as follows:

  A.  IN GENERAL

     1. Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     2. Monitor the independence and performance of the Company's independent auditor.

     3. Provide an avenue of communication between the independent auditor and financial management

     4. Provide an avenue of communication among the independent auditor, management, and the Board.

  B.  REVIEW PROCEDURES

     1. Review and reassess the adequacy of this Charter on an annual basis. Submit the Charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations and the rules of the stock exchange on which the Company's securities are traded.

     2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditor of significant issues regarding principles, practices, and judgments.

     3. In conjunction with management and the independent auditor, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditor and the Company's financial management together with management's responses. The scope of this review should at a minimum include a discussion of significant deficiencies and material weaknesses in internal controls and any fraud, whether or not material, by management as reported by management, the auditing department or the independent auditor.

     4. Review with management and the independent auditor the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditor in accordance with SAS 61. The Chairman of the Committee may represent the entire Committee for purposes of this review.

     5. Review with the independent auditor and objectively weigh the information provided by the independent auditor and the soundness of the Company's accounting policies in connection with:

          a. The Company's financial statements and related footnotes and the independent auditor's report thereon, including their report on the adequacy of the Company's internal controls and any significant recommendations they may offer to improve internal controls;

          b. Any significant accruals, reserves or estimates which may have a material impact on the financial statements;

          c. Any difficulties or disputes with management encountered by the independent auditor during the course of the audit and any instances of second opinions sought by management;

          d. Any critical accounting policies and practices to be used by the Company;

          e. Any alternative accounting treatments under generally accepted accounting principles discussed with management, the ramifications of those alternatives, and external auditing preference;

          f. Other material communications to management such as management letters, internal control reports, and responses to prior management letters.

          g. The adequacy of the Company's internal controls and any significant findings during the year and management's responses thereto, including at a minimum significant deficiencies and material weaknesses in internal controls and any fraud, whether or not material, by management);

          h. Any difficulties encountered in the course of the audits, including any restrictions on the scope of their work or access to required information;

          i. Any separate service that the independent auditor is providing the Company with written confirmation from the independent auditor regarding the nature of the service and existence of pre-approval from the Committee; and

          j. When required, the soundness of the internal quality-control procedures of the independent auditor including its standing before the Public Company Accounting Oversight Board and the nature of any investigation or other proceedings related to its quality controls or performance.

     7. Consider with management and the independent auditor the possible impact of any pending changes in accounting standards or rules as promulgated by the FASB or others.

     8. Review with legal counsel any legal and regulatory matters that may have a material impact on the financial statements and any reports received from regulators, and any environmental compliance and reserves.

     9. Report Committee actions to the Board with such recommendations as the Committee may deem appropriate.

     10. Review and approve all related party transactions involving the Company.

  C.  INDEPENDENT AUDITOR AND OTHER REGISTERED PUBLIC ACCOUNTING FIRMS

     1. The independent auditor is directly accountable to the Committee. The Committee has the direct responsibility for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee.

     2. The Committee is responsible for ensuring that the independent auditor submits on a periodic basis to the Committee a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and the Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the Board take appropriate action to oversee the independence of the independent auditor. The Committee shall review the independence and the performance of the auditors and appoint the independent auditor or approve any discharge of auditors when circumstances warrant. To ensure independence, on an annual basis, the Committee shall review and discuss with the independent auditor all significant relationships they have with the Company that could impair the auditor's independence.

     3. The Committee shall review the independent auditor's audit plan -- discuss scope, staffing, locations, reliance upon management, and general audit approach to ensure completeness of coverage, reduction in redundant efforts, and the effective use of audit resources.

     4. The Committee shall approve the fees and other significant compensation to be paid to the independent auditor.

     5. The Committee shall approve any change in the independent auditor's engagement partner or audit partner responsible for the audit of the Company's financial statements and confirm that the independent auditor has rotated its lead or controlling audit partner having primary responsibility for the audit or the audit partner responsible for reviewing the audit with an assignment not to exceed five fiscal years.

  D.  NON-AUDIT SERVICES

     Except as provided in Section E, below, the independent auditor shall not provide to the Company, contemporaneously with the performance of an audit, any non-audit service, including the following:

     1. bookkeeping or other services related to the accounting records or financial statements of the Company;

     2. financial information systems design and implementation;

     3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

     4. actuarial services;

     5. internal audit outsourcing services;

     6. management functions or human resources;

     7. broker or dealer, investment adviser, or investment banking services;

     8. legal services and expert services unrelated to the audit; and

     9. any other service that the Public Company Accounting Oversight Board established under Section 101 of the Sarbanes-Oxley Act of 2002 determines, by regulation, is impermissible.

     The independent auditor may engage in any non-audit service, including tax services, that are not described in Subsections 1 through 9 above, only if the activity is approved in advance by the Committee in accordance with Section E, below.

  E.  PRE-APPROVAL REQUIREMENTS

     In General All auditing services and non-audit services, other than as provided in Section D, above, provided by the independent auditor shall be pre-approved by the Committee upon conclusion by the Committee that rendering the pre-approved service would not adversely affect the objectivity of the independent auditor in performing the audit.

     De Minimus Exception Notwithstanding anything to the contrary in this Section E, this pre-approval requirement shall not apply to the provision of non-audit services, if:

          1. the aggregate amount of all such non-audit services provided to the Company by the independent auditor constitutes not more than five percent (5%) of the total amount of revenues paid by the Company to the independent auditor during the fiscal year in which the non-audit services are provided;

          2. the non-audit services were not recognized by the Company at the time of the engagement to be non-audit services; and

          3. the non-audit services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

     Delegation Authority and Approval Procedures The Committee may delegate to one or more designated members of the Committee who are independent directors of the Board of Directors, the authority to grant pre-approvals required by this Section E. The decisions of any Committee member to whom authority is delegated to pre-approve an activity under this Section E shall be presented to the full Committee at each of its scheduled meetings. The engagement to render services may be entered into pursuant to pre-approval policies and procedures established by the Committee, provided that the policies and procedures are detailed as to the particular service and the Committee does not delegate its responsibilities under the Securities Exchange Act of 1934 to management.

     Disclosure to Investors Any approval by the Committee of a non-audit service to be performed by the independent auditor shall be disclosed to investors in periodic reports required by the Securities Exchange Act of 1934 at such time as disclosure is required by SEC rule or regulation.

     Approval of Audit Services for Other Purposes If the Committee approves an audit service within the scope of the engagement of the independent auditor, the audit service shall be deemed to have been pre-approved for purposes of this Section E.

  F.  DUTY TO ESTABLISH OVERSIGHT PROCEDURES

     1. Accounting Complaints. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. These procedures, which may be incorporated into a more comprehensive code of ethics, shall at a minimum: (i) set forth a statement about the Company's commitment to comply with the laws; (ii) encourage employees to inform the Company of conduct amounting to a violation of the applicable standards; (iii) describe prohibited conduct; (iv) set forth compliance procedures that employees can easily use, including making anonymous complaints, and (v) provide assurances that there will be no retaliation for reporting suspected violations.

     2. Financial Accounting Policy Dispute Resolution. The Committee shall establish procedures for resolving disputes between the external auditor and management over issues pertaining to financial reporting. The Committee shall resolve these disputes, and for such purpose, the procedures may allow the Committee to obtain a second opinion from independent advisors. The procedures shall in no way allow the Committee to improperly influence the external auditor in violation of sec. 303 of the Act.

VI.  WRITTEN AFFIRMATION

     Once each year the Committee shall provide the Company through the Board, and the Company shall provide to the stock exchange on which the Company's securities are traded, written confirmation regarding:

          1. Any determination that the Board has made regarding the independence of directors who are members of the Committee pursuant to this Charter;

          2. The financial literacy of the Committee members;

          3. The determination that at least one of the Committee members has accounting or related financial management expertise; and

          4. The annual review and reassessment of this Charter.

                                   APPENDIX B

    CATUITY INC. COMPENSATION COMMITTEE CHARTER (AS REVISED MARCH 11, 2004)

I.  PURPOSE

     The Compensation Committee's (the "Committee") basic responsibility is to review the performance of Company management in achieving corporate goals and objectives and to assure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, the Committee will oversee, review and administer all compensation, equity and employee benefit plans and programs. The Committee will prepare an annual report on executive compensation for inclusion in the Company's proxy statement.

II.  COMPOSITION OF THE COMPENSATION COMMITTEE

     The Committee will consist of not less than two independent directors, each of whom will be both a "non-employee director" within the meaning of Rule 16b-3 issued by the Securities and Exchange Commission ("SEC") and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member will be subject to annual reconfirmation and may be removed by the Board of Directors (the "Board") at any time. The committee shall have the authority to retain and terminate any outside advisors it deems necessary to assist in the completion of its obligations and shall have the sole authority to approve the fees to be paid to outside advisors.

III.  RESPONSIBILITIES AND DUTIES

     In carrying out its purpose, the Committee will have the following responsibilities and duties:

          1. Review annually and approve the Company's compensation strategy to ensure that employees of the Company are rewarded appropriately for their contributions to company growth and profitability.

          2. Review annually and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals.

          3. Review annually and determine the individual elements of total compensation for the Chief Executive Officer and all other corporate officers, and communicate in the annual Board Compensation Committee Report to shareholders the factors and criteria on which the Chief Executive Officer and all other corporate officers' compensation for the last year was based.

          4. Review and approve compensation for non-employee members of the Board of Directors, including but not limited to the following elements: retainer, meeting fees, committee fees, committee chair fees, equity or stock compensation.

          5. Make and approve stock option grants and other discretionary awards under the Company's stock option or other equity incentive plans to all persons who are Board members or executive officers within the meaning Rule 16b-3 issued by the SEC.

          6. Grant stock options and other discretionary awards under the Company's stock option or other equity incentive plans to all other eligible individuals in the Company's service. The Committee may delegate to one or more officers designated by the Committee the authority to make grants to eligible individuals (other than any such officer) who are not executive officers, provided that the Committee shall have fixed the price (or a formula for determining the price) and the vesting schedule for such grants, approved the form of documentation evidencing such grants, and determined the appropriate number of shares or the basis for determining such number of shares by position, compensation level or category of personnel. Any officer(s) to whom such authority is delegated shall regularly report to the Committee the grants so made. Any such delegation may be revoked at any time by the Committee.

          7. Amend the provisions of the Company's stock option or other equity incentive plans, to the extent authorized by the Board, and make recommendations to the Board with respect to incentive compensation and equity-based plans.

          8. Approve for submission to the shareholders, stock option or other equity incentive plans or amendments thereto.

          9. Oversee and periodically review the operation of all of the Company's employee benefit plans, including but not limited to the Section 401(k) Plan, the Executive Director Stock Purchase Plan, the Director and Employee Stock Option Plans and any Employee Stock Purchase Plans. Responsibility for day-to-day administration, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, will be performed by company personnel.

          10. Ensure that the annual incentive compensation plan is administered in a manner consistent with the Company's compensation strategy and the terms of such plan, including but not limited to the following: participation, target annual incentive awards, corporate financial goals, actual awards paid to executive officers, total funds reserved for payment under the plan, and potential qualification under IRS Code Section 162(m).

          11. Review matters related to executive management performance, compensation and succession planning and executive development for executive staff.

          12. Exercise, as necessary and appropriate, all of the authority of the Board of Directors with respect to the election of officers of the Company during the periods between the regular meetings of the Board.

          13. Have full access to the Company's executives and personnel as necessary to carry out its responsibilities.

          14. Obtain such data or other resources as it deems necessary to perform its duties, including but not limited to obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for the Company's executive officers and other key employees.

          15. Have responsibility for the review and approval of all reports and summaries of compensation policies and decisions as may be appropriate for operational purposes or as may be required under applicable law.

          16. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

          17. Review the Committee Charter from time to time and recommend any changes to the Board.

          18. Report to the Board of Directors on the major items covered at each Committee meeting.

     Notwithstanding the foregoing, any action of the Committee may be subject to Board review and may be revised, modified or rescinded by the Board.

IV.  COMPENSATION COMMITTEE MEETINGS

     The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or by the management of the Company. Minutes of each meeting will be duly filed in the Company records. Reports of meetings of the Committee will be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

     The Committee will also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. A majority of the total number of members of the Compensation Committee will constitute a quorum at all Committee meetings. Minutes will be kept of each meeting of the Committee.

CATUITY INC.
ARBN 089 327 882               PROXY FORM
                                                          ALL CORRESPONDENCE TO:
                                     Computershare Investor Services Pty Limited
Mark this box with an `X'                                    GPO Box 7045 Sydney
if you have made any changes [  ]                 New South Wales 2001 Australia
to your address details                Enquiries (within Australia) 1300 855 080
(see reverse)                                 (outside Australia) 61 3 9415 4000
                                                        Facsimile 61 2 8234 5050
                                                           www.computershare.com




APPOINTMENT OF PROXY
 I/We being a member/s of Catuity Inc. and entitled to attend and vote hereby appoint

[  ] the Chairman             [     ]Write here the name of the person you are
     of the Meeting      OR          appointing if this person IS SOMEONE OTHER
     (mark with an `X')              THAN the Chairman of the Meeting.

 or failing the person named, or if no person is named, the Chairman of the Meeting, as my/our proxy to act generally at the meeting on my/our behalf and to vote in accordance with the following directions (or if no directions have been given, as the proxy sees fit) at the Annual General Meeting of Catuity Inc. to be held at AAP Theatrette, AAP Centre, 259 George Street, Sydney NSW on Thursday 13 May 2004 at 9:30am and at any adjournment of that meeting.

VOTING DIRECTIONS TO YOUR PROXY - PLEASE MARK   [X]  TO INDICATE YOUR DIRECTIONS





                                                   FOR    AGAINST   ABSTAIN*

1.  To elect Duncan P.F Mount as a Director         [ ]      [ ]       [ ]

2.  To elect Michael V. Howe as a Director          [ ]      [ ]       [ ]

3.  To elect Alexander S. Dawson as a Director      [ ]      [ ]       [ ]

4.  To elect Alan L. Gilman as a Director           [ ]      [ ]       [ ]



 * If you mark the Abstain box for a particular item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll and your votes will not be counted in computing the required majority on a poll.





PLEASE SIGN HERE   THIS SECTION MUST BE SIGNED IN ACCORDANCE WITH THE
                   INSTRUCTIONS OVERLEAF TO ENABLE YOUR DIRECTIONS TO BE
                   IMPLEMENTED.

INDIVIDUAL OR SECURITYHOLDER 1       SECURITYHOLDER 2         SECURITYHOLDER 3

[                            ]       [              ]         [              ]

SOLE DIRECTOR AND                     DIRECTOR                DIRECTOR/COMPANY
SOLE COMPANY SECRETARY                                        SECRETARY

 HOW TO COMPLETE THE PROXY FORM




 1     YOUR ADDRESS
       This is your address as it appears on the company's share register. If this information is incorrect, please mark the box and make the correction on the form. Securityholders sponsored by a broker (in which case your reference number overleaf will commence with an `x') should advise your broker of any changes. PLEASE NOTE, YOU CANNOT CHANGE OWNERSHIP OF YOUR SECURITIES USING THIS FORM.

 2     APPOINTMENT OF A PROXY
       If you wish to appoint the Chairman of the Meeting as your proxy, mark the box. If the person you wish to appoint as your proxy is someone other than the Chairman of the Meeting please write the name of that person. If you leave this section blank, or your named proxy does not attend the meeting, the Chairman of the Meeting will be your proxy. A proxy need not be a securityholder of the company.

 3     VOTES ON ITEMS OF BUSINESS
       You may direct your proxy how to vote by placing a mark in one of the three boxes opposite each item of business. All your securities will be voted in accordance with such a direction unless you indicate only a portion of voting rights are to be voted on any item by inserting the percentage or number of securities you wish to vote in the appropriate box or boxes. If you do not mark any of the boxes on a given item, your proxy may vote as he or she chooses. If you mark more than one box on an item your vote on that item will be invalid.

 4     APPOINTMENT OF A SECOND PROXY
       You are entitled to appoint up to two persons as proxies to attend the meeting and vote on a poll. If you wish to appoint a second proxy, an additional Proxy Form may be obtained by telephoning the company's share registry or you may copy this form.

       To appoint a second proxy you must:

       (a) on each of the first Proxy Form and the second Proxy Form state the percentage of your voting rights or number of securities applicable to that form. If the appointments do not specify the percentage or number of votes that each proxy may exercise, each proxy may exercise half your votes. Fractions of votes will be disregarded.

       (b)    return both forms together in the same envelope.

 5     SIGNING INSTRUCTIONS
       You must sign this form as follows in the spaces provided:

       Individual:           where the holding is in one name, the holder must
                             sign.

       Joint Holding:        where the holding is in more than one name, all of
                             the securityholders should sign.

       Power of Attorney:    to sign under Power of Attorney, you must have
                             already lodged this document with the registry. If you have not previously lodged this document for notation, please attach a certified photocopy of the Power of Attorney to this form when you return it.

       Companies:            where the company has a Sole Director who is also
                             the Sole Company Secretary, this form must be signed by that person. If the company (pursuant to section 204A of the Corporations Act 2001) does not have a Company Secretary, a Sole Director can also sign alone. Otherwise this form must be signed by a Director jointly with either another Director or a Company Secretary. Please indicate the office held by signing in the appropriate place.

       If a representative of the corporation is to attend the meeting the appropriate "Certificate of Appointment of Corporate Representative" should be produced prior to admission. A form of the certificate may be obtained from the company's share registry.

       LODGEMENT OF A PROXY
       This Proxy Form (and any Power of Attorney under which it is signed) must be received at an address given below no later than 48 hours before the commencement of the meeting at 9:30am on Thursday 13 May 2004. Any Proxy Form received after that time will not be valid for the scheduled meeting.

CATUITY INC.
ARBN 089 327 882                      CDI VOTING INSTRUCTION FORM            [ ]

                                                          ALL CORRESPONDENCE TO:
 Mark this box with an `X'           Computershare Investor Services Pty Limited
 if you have made any changes  [ ]                           GPO Box 7045 Sydney
 to your address details                          New South Wales 2001 Australia
 (see reverse)                         Enquiries (within Australia) 1300 855 080
                                              (outside Australia) 61 3 9415 4000
                                                        Facsimile 61 2 8234 5050
                                                           www.computershare.com







ANNUAL MEETING OF SHAREHOLDERS - THURSDAY 13 MAY 2004
YOUR VOTING INSTRUCTIONS ARE BEING SOUGHT SO THAT CHESS DEPOSITARY NOMINEES PTY LTD MAY RESPOND TO A PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF CATUITY INC.

VOTING INSTRUCTIONS TO CHESS DEPOSITARY NOMINEES PTY LTD

 I/We being a holder of CHESS Depositary Interests of the above Company hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting of Shareholders in respect of the resolutions outlined below, as follows:

CHESS DEPOSITARY NOMINEES PTY LTD WILL VOTE AS DIRECTED.
PLEASE MARK WITH AN [X] TO INDICATE YOUR
DIRECTIONS.

                                                       FOR    AGAINST   ABSTAIN*
 1.      To elect Duncan P.F Mount as a Director       [ ]      [ ]       [ ]

 2.      To elect Michael V. Howe as a Director        [ ]      [ ]       [ ]

 3.      To elect Alexander S. Dawson as a Director    [ ]      [ ]       [ ]

 4.      To elect Alan L. Gilman as a Director         [ ]      [ ]       [ ]





*If you mark the Abstain box for a particular item, you are directing your proxy not to vote on your behalf on a show of hands or on a poll and your votes will not be counted in computing the required majority on a poll.



By execution of this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.


 PLEASE SIGN HERE   THIS SECTION MUST BE SIGNED IN ACCORDANCE WITH THE
                    INSTRUCTIONS OVERLEAF TO ENABLE YOUR DIRECTIONS TO BE
                    IMPLEMENTED.

INDIVIDUAL OR SECURITYHOLDER 1      SECURITYHOLDER 2       SECURITYHOLDER 3

[                             ]     [              ]       [                  ]

SOLE DIRECTOR AND                   DIRECTOR                DIRECTOR/COMPANY
SOLE COMPANY SECRETARY                                      SECRETARY

INSTRUCTION FOR COMPLETION OF CDI VOTING INSTRUCTION FORM









   YOUR VOTE IS IMPORTANT


   Each Catuity Inc. CHESS Depositary Interest (CDI) is equivalent to one share of Company Common Stock, so that every one CDI that you own at 1/04/04 (record date) entitles you to one vote.

   You can vote by completing, signing and returning your CDI Voting Instruction Form. The CDI Voting Instruction Form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return your completed CDI Voting Instruction Form so that it is received at the address shown on the Form by not later than 9:30am Australian time on 11 May 04. That will give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote the underlying shares.


   SIGNATURE(S) OF CHESS DEPOSITARY INTEREST HOLDERS

   Each holder must sign this form. If your CDIs are held in joint names, all holders must sign in the boxes. If you are signing as an Attorney, then the Power of Attorney must have been noted by the Company's Australian Registry or a certified copy of it must accompany this form.

   Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie. Sole Director and Sole Company Secretary, or Director, or Director and Company Secretary.

   If you require further information on how to complete the CDI Voting Instruction Form, telephone the Registry on 1300 855 080.

   LODGEMENT OF NOTICE

   CDI Voting Instruction Forms must be returned to Computershare Investor Services Pty Limited, GPO Box 4195 Sydney New South Wales 2001 Delivery:
   Level 2/60 Carrington Street, Sydney.

CATUITY INC.
ARBN 089 327 882

                                                          ALL CORRESPONDENCE TO:
                                     Computershare Investor Services Pty Limited
                                                             GPO Box 7045 Sydney
                                                  New South Wales 2001 Australia
                                       Enquiries (within Australia) 1300 855 080
                                              (outside Australia) 61 3 9415 4000
                                                        Facsimile 61 2 8234 5050
                                                           www.computershare.com






                                                           8 April 2004




Dear Securityholder,

We have been trying to contact you in connection with matters arising from your securityholding in Catuity Inc.. Unfortunately, our correspondence has been returned to us marked "Unknown at the current address". For security reasons we have flagged this against your securityholding which will exclude you from future mailings other than notices of meetings.

We value you as a securityholder and request that you supply your current address so that we can keep you informed about our Company. Where the correspondence has been returned to us in error we request that you advise us of this so that we may correct our records.

You are requested to include the following;

-   Securityholder Reference Number (SRN) or Holder Identification Number (HIN);

-   ASX trading code;

-   Name of company in which security is held;

-   Old address; and

-   New address.

Please ensure that the notification is signed by all holders and forwarded to our Share Registry at:

                 Computershare Investor Services Pty Limited
                 GPO Box 2975
                 Melbourne Victoria 3001
                 Australia

In addition, if your holding is sponsored within the CHESS environment you need to advise your sponsoring participant (in most cases this would be your broker) of your change of address so that your records with CHESS are also updated.


Yours sincerely

                                                        000000 0000000000 0 0000
CATUITY INC.
                                                        000000000.000 ext
                                                        000000000.000 ext
                                                        000000000.000 ext
                                                        000000000.000 ext
MR A SAMPLE                                             000000000.000 ext
DESIGNATION (IF ANY)                                    000000000.000 ext
ADD 1                                                   000000000.000 ext
ADD 2
ADD 3
ADD 4
ADD 5                                                   C 1234567890 J N T
ADD 6


                                                        [ ] Mark this box with
                                                            an X if you have
                                                            made changes to your
                                                            name or address
                                                            details above.

--------------------------------------------------------------------------------
ANNUAL MEETING PROXY CARD
--------------------------------------------------------------------------------

[A] ELECTION OF DIRECTORS
1. The Board of Directors recommends a vote FOR the listed nominees.

                                FOR     WITHHOLD

01 - Mr. D. P. F. Mount         [ ]       [ ]

02 - Mr. A. S. Dawson           [ ]       [ ]

03 - Mr. A. L. Gillman          [ ]       [ ]

04 - Mr. M. V. Howe             [ ]       [ ]










[B]AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.


Signature 1 - Please keep signature within the box      Signature 2 - Please keep signature within the box      Date (mm/dd/yyyy)


-----------------------------------------------------   --------------------------------------------------      --------------------


                           1 U P X HHH P P P P 003350

--------------------------------------------------------------------------------
PROXY - CATUITY INC.
--------------------------------------------------------------------------------


PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 13, 2004 IN SYDNEY, AUSTRALIA

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE COMPANY

The undersigned hereby constitutes and appoints Duncan P. F. Mount, with full power of substitution, for and on behalf of the undersigned to vote as proxy, as directed and permitted herein, at the Annual Meeting of Shareholders of the Company to be held at the AAP Centre Theatrette, 259 George Street, Sydney NSW 2000 on Thursday, May 13, 2004 at 9:30 a.m. (Wednesday, May 12, 2004 at 7:30 p.m. Eastern Daylight Time in the United States), and at any adjournment thereof, upon matters set forth in the Proxy Statement and, in his judgment and discretion, upon such other business as may properly come before the meeting.

PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)